Exhibit 10.2 THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT UNDER ANY CIRCUMSTANCES BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. WARRANT TO PURCHASE SHARES OF COMMON STOCK of LANZATECH GLOBAL, INC. Dated as of January 21, 2026 No. 1 WARRANT TO PURCHASE 7,800,000 SHARES OF COMMON STOCK This WARRANT (“Warrant”) certifies that LanzaTech Global SPV, LLC, a Wyoming limited liability company, or its registered assigns, is the registered holder (the “Warrantholder”) of a warrant, issued by LanzaTech Global, Inc., a Delaware corporation (the “Company”), to purchase the number of shares (the “Warrant Shares”) of common stock of the Company, par value $0.0000001 per share (such stock, the “Common Stock”), as set forth above at an exercise price equal to $0.0000001 per share (as adjusted in accordance with this Warrant, the “Exercise Price”), which, subject to the satisfaction of the Conditions to Exercise, shall be exercisable until the Expiration Time, on the terms and subject to the conditions set forth in this Warrant. SECTION 1. Exercise Price. The Warrant evidenced hereby entitles the holder, upon proper exercise and payment of the applicable Exercise Price (including by Cashless Exercise), to receive from the Company, as adjusted as provided herein, 7,800,000 fully-paid, non-assessable shares of Common Stock. SECTION 2. Warrant Register. The Company shall register this Warrant upon records to be kept and properly maintained by the Company at its principal executive offices (the “Warrant Register”) in the name of the record Warrantholder hereof from time to time. Absent manifest error or actual notice to the contrary, the Company may deem and treat the Warrantholder so registered as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrantholder, and for all other purposes. Any holder of this Warrant (or of any portion of this Warrant) may change its address as shown on the Warrant Register by written notice to the Company requesting a change. SECTION 3. Execution of Warrant. This Warrant shall be signed on behalf of the Company by its Chief Executive Officer, its Chief Financial Officer, its President, its General Counsel, a Vice President, its Secretary, an Assistant Secretary or any other authorized person appointed by the Board of Directors from time to time (each, an “Appropriate Officer”). Each such signature upon this Warrant may be in the form of a facsimile or electronic signature of any such Appropriate Officer and may be imprinted or otherwise reproduced on this Warrant and for that purpose the Company may adopt and use the facsimile or electronic signature of any Appropriate Officer.

2 SECTION 4. Transfers. (a) Subject to the provisions of Section 4(c), the Warrantholder may sell, assign, transfer, pledge or dispose of all or any portion of this Warrant at any time or from time to time without the prior approval of the Company. In connection with any transfer of all or any portion of this Warrant, the Warrantholder must provide an assignment form substantially in the form attached hereto as Exhibit A duly completed and executed by the Warrantholder or any such subsequent Warrantholder, as applicable, and the proposed transferee must consent in writing to be bound by the terms and conditions of this Warrant. Any transfer of all or any portion of this Warrant shall also be subject to the Securities Act and other applicable federal or state securities or blue sky laws. Upon any transfer of this Warrant, the Warrantholder shall be required to physically surrender this Warrant to the Company within two Trading Days of the date the Warrantholder delivers an assignment form to the Company assigning this Warrant and the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, shall issue to the Warrantholder a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled in accordance with Section 6, and the Company shall register any such transfer upon the Warrant Register. This Warrant or any portion thereof shall not be sold, assigned, transferred, pledged or disposed of in violation of the Securities Act, federal or state securities laws or the Company’s Charter. (b) No service charge shall be made for any exchange or registration of transfer of this Warrant, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed on the Warrantholder in connection with any such exchange or registration of transfer. (c) This Warrant shall not be sold, exchanged or otherwise transferred in violation of the Securities Act or applicable state securities laws. The Warrantholder, by its acceptance of this Warrant, acknowledges and agrees that the Warrant (including any Warrant Shares issued upon exercise thereof) was issued pursuant to an exemption from the registration requirement of Section 5 of the Securities Act provided by Section 4(a)(2) of the Securities Act and such Warrantholder may not be able to sell or transfer any Warrant Shares in the absence of an effective registration statement under the Securities Act or an exemption from registration thereunder. This Warrant will not be subject to any restrictions on transfer other than those under applicable securities laws. SECTION 5. Duration and Exercise of Warrant. (a) This Warrant shall not be exercisable unless and until the date, if any, on which the Company consummates an Other Financing (collectively, the “Conditions to Exercise”). For the avoidance of doubt, this Warrant shall become void and of no value, and may not be exercised at any time after the Expiration Time. (b) (i) At any time after the Conditions to Exercise have been satisfied and prior to the termination of this Warrant pursuant to Section 18, the Warrantholder may exercise this Warrant by providing written notice of such exercise (the “Warrant Exercise Notice”) to the Company at the address set forth in Section 14, which Warrant Exercise Notice shall be substantially in the form set forth in Exhibit B hereto, properly completed and executed by the Warrantholder, and shall be delivered no later than the Expiration Time; and (ii) if (A) the Conditions to Exercise are satisfied prior to the termination of this Warrant pursuant to Section 18 and (B) no Warrant Exercise Notice has been delivered, then, without the necessity of delivering the Warrant Exercise Notice, (x) each Warrant shall be deemed automatically exercised at the Exercise Time in accordance with Section 5(c) and (y) the Company shall deliver the Warrant Shares to the Warrantholder in accordance with Section 5(g).

3 (c) Upon the exercise of this Warrant pursuant to Section 5(b), in lieu of paying the aggregate Exercise Price, the Warrantholder shall be deemed for all purposes hereunder to have authorized the Company to withhold from issuance a number of Warrant Shares issuable upon exercise of all Warrants being exercised by the Warrantholder at such time which, when multiplied by the Current Market Price of the Warrant Shares, is equal to the aggregate Exercise Price, and such withheld Warrant Shares shall no longer be issuable under this Warrant (a “Cashless Exercise”). (d) The formula for determining the number of Warrant Shares to be issued in a Cashless Exercise is as follows: X= (A-B) x C A Where: X = the number of Warrant Shares issuable upon exercise pursuant to subsection (b). A = the Current Market Price of a Warrant Share on the Trading Day immediately preceding the date upon which the Exercise Time occurs. B = the Exercise Price. C = the number of Warrant Shares as to which this Warrant is then being exercised including the withheld Warrant Shares. (e) The number of Warrant Shares to be issued upon such exercise will be determined by the Company using the formula set forth in Section 5(d). (f) Any exercise of this Warrant pursuant to the terms hereof shall be irrevocable and shall be deemed to constitute a binding agreement between the Warrantholder and the Company, enforceable in accordance with its terms. (g) As soon as practicable after the exercise of this Warrant as set forth in Section 5(b), the Company shall issue, or otherwise deliver, or cause to be issued or delivered, in authorized denominations to or upon the order of the Warrantholder, a book-entry interest in the Warrant Shares registered on the books of the Company’s transfer agent. Such Warrant Shares shall be deemed to have been issued as of the Exercise Time. SECTION 6. Cancellation of Warrant. Upon the Expiration Time, or if the Company shall purchase or otherwise acquire the Warrant, the Warrant shall be cancelled by the Company and retired. The Company shall cancel any Warrant surrendered for exchange, substitution, transfer or exercise in whole or in part. SECTION 7. Mutilated or Missing Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing the right to purchase an equivalent number of Warrant Shares, but only (a) upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant; (b) upon receipt of an open penalty surety bond holding the Company harmless, if requested by the Company and satisfactory to it; and (c) absent notice to the Company that such Warrant has been acquired by a bona fide purchaser. Applicants for such substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe and as required by Section 8-405 of the Uniform Commercial Code as in effect in the State of New York.

4 SECTION 8. Reservation of Warrant Shares. For the purpose of enabling the Company to satisfy any obligation to issue Warrant Shares upon exercise of this Warrant, the Company will, at all times from the issue date of this Warrant through the Expiration Time, reserve and keep available, free from preemptive rights and out of its aggregate authorized but unissued or treasury shares of Common Stock, shares of Common Stock at least equal to the number of Warrant Shares deliverable upon the exercise of this Warrant. The Company covenants that all Warrant Shares issued upon exercise of this Warrant will, upon issuance in accordance with the terms of this Warrant, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, charges and security interests created by or imposed upon the Company with respect to the issuance and holding thereof. SECTION 9. Adjustments and Other Rights of Warrant. The applicable Exercise Price of this Warrant and the number of Warrant Shares issuable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the following: (a) The issuance of Common Stock as a dividend or distribution to all holders of Common Stock, or a subdivision or combination of Common Stock, in which event the Exercise Price shall be adjusted based on the following formula: EP1 = EP0 x OS0 OS1 where: EP0 = the Exercise Price in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution, or immediately prior to the Open of Business on the effective date for such subdivision or combination, as the case may be; EP1 = the Exercise Price in effect immediately after the Close of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such subdivision or combination, as the case may be; OS0 = the number of shares of Common Stock outstanding immediately prior to the Close of Business on the Record Date for such dividend or distribution or immediately prior to the Open of Business on the effective date for such subdivision or combination, as the case may be; and OS1 = the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such dividend, distribution, subdivision or combination. Such adjustment shall become effective immediately after the Close of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such subdivision or combination, as the case may be. If any dividend, distribution, subdivision or combination of the type described in this Section 9(a) is declared or announced but not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if the dividend, distribution, subdivision or combination had not been declared or announced, as the case may be. (b) Concurrently with any adjustment to the Exercise Price under this Section 9, the number of Warrant Shares for which this Warrant is exercisable will be adjusted such that the number of Warrant Shares for this Warrant in effect immediately following the effectiveness of such adjustment will be equal to the number of Warrant Shares for this Warrant in effect immediately prior to such adjustment, multiplied

5 by a fraction, (i) the numerator of which is the Exercise Price in effect immediately prior to such adjustment and (ii) the denominator of which is the Exercise Price in effect immediately following such adjustment. (c) No adjustment to the Exercise Price or number of Warrant Shares for this Warrant shall be required hereunder unless such adjustment together with other adjustments carried forward as provided below, would result in an increase or decrease of at least 1% of the applicable Exercise Price or Warrant Shares. No adjustment need be made for a change in the par value of the shares of Common Stock or any other Common Stock Equivalents. All calculations under this Section 9 shall be made to the nearest one- one thousandth (1/1,000th) of one cent ($0.00001) or to the nearest one-one thousandth (1/1,000th) of a share, as the case may be. In no event will the Company adjust the Exercise Price to the extent that the adjustment would reduce the Exercise Price below the par value per share of Common Stock. In such case, the number of Warrant Shares shall be adjusted as if the Exercise Price had been adjusted as otherwise set forth in this Section 9(c) and each Warrant Share shall be exercisable for the par value per Warrant Share. SECTION 10. No Fractional Shares. The Company shall not be required to issue a Warrant to purchase fractions of Warrant Shares, or to issue fractions of Warrant Shares upon exercise of the Warrant, or to distribute certificates which evidence fractional Warrant Shares and no Cash shall be distributed in lieu of such fractional shares or rights. If more than one Warrant shall be deemed exercised by the same Warrantholder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of such Warrants. If any fraction of a share would, except for the provisions of this Section 10, be issuable on the exercise of the Warrant (or specified portion thereof), as applicable, such share shall be rounded to the next higher whole number. SECTION 11. Redemption. The Warrant shall not be redeemable by the Company or any other Person. SECTION 12. Notices to the Warrantholder. Upon any adjustment of the number of Warrant Shares purchasable upon exercise of this Warrant, the Company, within 10 Business Days thereafter, shall give written notice thereof to the Warrantholder at its address appearing on the Warrant Register. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 12. If (i) the Company proposes to take any action that would require an adjustment pursuant to Section 9 or (ii) there shall be a dissolution, liquidation or winding-up of the Company (other than in connection with a consolidation, merger or sale of all or substantially all of its property, assets and business as an entirety), then the Company shall cause written notice of such event to be given to the Warrantholder at its address appearing on the Warrant Register, such giving of notice to be completed at least 10 Business Days prior to the effective date of such action (or the applicable Record Date for such action if earlier). Such notice shall specify the proposed effective date of such action and, if applicable, the Record Date and the material terms of such action. The failure to give the notice required by this Section 12 or any defect therein shall not affect the legality or validity of any action, distribution, right, warrant, dissolution, liquidation or winding up or the vote upon or any other action taken in connection therewith. SECTION 13. Warrantholder Not Deemed a Stockholder by Virtue of this Warrant. Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder the right to vote or to receive dividends or to participate in any transaction that would give rise to an adjustment under Section 9 or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company.

6 SECTION 14. Notices to Company. Any notice or demand authorized or permitted by this Warrant to be given or made by the Warrantholder to or on the Company to be effective shall be in writing (including by facsimile or email, as applicable), and shall be deemed to have been duly given or made when delivered by hand, or when sent if delivered to a recognized courier or deposited in the mail, first class and postage prepaid or, in the case of email, when received, addressed as follows (until another address or email address is provided to the Warrantholder in writing by the Company): LanzaTech Global, Inc. 8045 Lamon Avenue, Suite 400 Skokie, Illinois 60077 Attention: Joseph C. Blasko Email: *** with a copy to: Simpson Thacher & Bartlett LLP 725 Lexington Avenue New York, New York 10017 Attention: Marisa Stavenas, Esq., Lia Toback, Esq. Email: ***, *** SECTION 15. Withholding and Reporting Requirements. The Company shall comply with all applicable tax withholding and reporting requirements imposed by any governmental and regulatory authority. SECTION 16. Supplements and Amendments. This Warrant constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the Company and the Warrantholder with respect to the subject matter hereof and may not be amended, except in a writing. The Company and the Warrantholder may from time to time amend, modify or supplement this Warrant with (and only with) the prior written consent of Warrantholders holding, assuming exercise in full of the Warrants then outstanding, at least a majority of the Warrant Shares then issuable upon exercise of the Warrants then outstanding, pursuant to a written amendment or supplement executed by the Company and such Warrantholders; provided, however, that any amendment or supplement to this Warrant that would reasonably be expected to materially and adversely affect any right of a Warrantholder relative to the other Warrantholders shall require the written consent of such holder. In addition, the consent of each Warrantholder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares issuable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided in this Warrant). Any amendment, modification or waiver effected pursuant to and in accordance with the provisions of this Section 16 will be binding upon all Warrantholders and upon each future Warrantholder and the Company. In the event of any amendment, modification, supplement or waiver, if appropriate, notation thereof will be made on all Warrants thereafter surrendered for registration of transfer or exchange. SECTION 17. Successors. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder. SECTION 18. Termination. This Warrant shall terminate at the Expiration Time. Termination of this Warrant shall not relieve the Company of any of its obligations arising prior to the date of such termination or in connection with the settlement of any Warrant exercised prior to the Expiration Time. The provisions of Section 19 and Section 20 shall survive such termination.

7 SECTION 19. Governing Law, Venue and Jurisdiction; Waiver of Trial By Jury. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware. Each party hereto consents and submits to the jurisdiction of the courts of the State of Delaware and any federal courts located in such state in connection with any action or proceeding brought against it that arises out of or in connection with, that is based upon, or that relates to this Warrant or the transactions contemplated hereby. In connection with any such action or proceeding in any such court, each party hereto hereby waives personal service of any summons, complaint or other process and hereby agrees that service thereof may be made in accordance with the procedures for giving notice set forth in Section 14. Each party hereto hereby waives any objection to jurisdiction or venue in any such court in any such action or proceeding and agrees not to assert any defense based on lack of jurisdiction or venue in any such court in any such action or proceeding. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any action, proceeding or counterclaim as between the parties directly or indirectly arising out of, under or in connection with this Warrant or the transactions contemplated hereby or disputes relating hereto. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party hereto has represented, expressly or otherwise that such other party hereto would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Warrant by, among other things, the mutual waivers and certifications in this Section 19. SECTION 20. Benefits of this Warrant. Nothing in this Warrant shall be construed to give to any Person other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant, and this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder. SECTION 21. Counterparts. This Warrant may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. This Warrant may be delivered via facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant. SECTION 22. Headings. The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and in no way modify or restrict any of the terms or provisions hereof. SECTION 23. Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Warrant in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, and the invalid, illegal or unenforceable provision shall be interpreted and applied so as to produce as near as may be the economic result intended by the parties hereto. Upon determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Warrant so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible. SECTION 24. Meaning of Terms Used in this Warrant.

8 (a) The language used in this Warrant shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Any references to any federal, state, local or foreign statute or law shall also refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. Unless the context otherwise requires: (i) a term has the meaning assigned to it by this Warrant; (ii) forms of the word “include” mean that the inclusion is not limited to the items listed; (iii) “or” is disjunctive but not exclusive; (iv) words in the singular include the plural, and in the plural include the singular; (v) provisions apply to successive events and transactions; and (vi) “hereof”, “hereunder”, “herein” and “hereto” refer to the entire Warrant and not any section or subsection. (b) The following terms used in this Warrant shall have the meanings set forth below: “$” shall mean the currency of the United States. “Board of Directors” means, as to the Company, the board of directors of the Company (including any committee thereof delegated authority to consider strategic alternatives, including any Liquidation Event (as defined in the Certificate of Designation), whose resolutions or approval is not subject to approval of such board or governing body), and the term “directors” means members of the Board of Directors. “Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law or other governmental action to be closed in New York, New York. “Cash” means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts. “Certificate of Designation” means that certain Certificate of Designation of Series A Convertible Senior Preferred Stock of the Company, dated as of May 7, 2025 (as amended or amended and restated from time to time). “Charter” has the meaning given to such term in the Purchase Agreement. “Close of Business” means 5:00 p.m., New York City time. “Common Stock Equivalent” means any warrant, right or option to acquire any shares of Common Stock or any security convertible into or exchangeable for shares of Common Stock. “Current Market Price” means, (a) (i) in connection with a dividend, issuance or distribution, the volume weighted average price per share of Common Stock for the 20 Trading Days ending on, but excluding, the earlier of the Trading Day in question and the Trading Day immediately preceding the Ex- Date for such dividend, issuance or distribution (including any extensions thereof, without regard to pre- open or after hours trading outside of the regular trading session of such Trading Day) or (ii) otherwise, the volume weighted average price per share of Common Stock for the 20 Trading Days ending on, but excluding, the Trading Day in question (or, if the day in question is not a Trading Day, then the 20 Trading Days ending on the last Trading Day prior to the day in question) (in each case, including any extensions thereof, without regard to pre-open or after hours trading outside of the regular trading session of such Trading Day), in each case as reported by the principal U.S. national or regional securities exchange or quotation system on which the Common Stock or such other security is then listed or quoted, whichever is applicable, as published by Bloomberg at 4:15 p.m., New York City time (or 15 minutes following the end of any extension of the regular trading session), on such Trading Day, or (b) if such volume weighted average price is unavailable or in manifest error as reasonably determined in good faith by the Board of Directors, the market value of one share of Common Stock during such 20 Trading Day period determined

9 using a volume weighted average price method by an independent nationally recognized investment bank or other qualified financial institution selected by the Board of Directors. If the Common Stock is not traded on any U.S. national or regional securities exchange or quotation system, the Current Market Price shall be the price per share of Common Stock that the Company could obtain from a willing buyer for shares of Common Stock sold by the Company from authorized but unissued shares of Common Stock, as such price shall be reasonably determined in good faith by the Board of Directors. “Expiration Time” means the Close of Business on December 31, 2026. “Ex-Date” means, when used with respect to any issuance of or distribution in respect of the Common Stock or any other securities, the first date on which the Common Stock or such other securities trade without the right to receive such issuance or distribution. “Exercise Time” means the earlier of (a) the date on which the Warrantholder delivers the Warrant Exercise Notice pursuant to Section 5(b)(i) and (b) one minute before the Expiration Time if this Warrant is exercised pursuant to Section 5(b)(ii), as applicable. “Open of Business” means 9:00 a.m., New York City time. “Other Financing” has the meaning given to such term in the Certificate of Designation. “Other Financing CPs” has the meaning given to such term in the Certificate of Designation. “Person” means any individual, corporation, limited partnership, general partnership, limited liability partnership, limited liability company, joint stock company, joint venture, corporation, unincorporated organization, association, company, trust, group or other legal entity, or any governmental or political subdivision or any agency, department or instrumentality thereof. “Purchase Agreement” means the Series A Convertible Senior Preferred Stock Purchase Agreement, dated as of May 7, 2025 (as amended, restated, supplemented or otherwise modified from time to time), by and among the Company and purchasers party thereto from time to time (collectively the “Purchasers”). “Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any Cash, securities or other property or in which Common Stock (or other applicable security) is exchanged for or converted into any combination of Cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such Cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise). “Subsequent Financing” has the meaning given to such term in the Certificate of Designation. “Trading Day” means a day on which the NASDAQ Global Market is open for business. [Signature Page Follows]

[SIGNATURE PAGE TO WARRANT] IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and delivered as of the date first above written. LANZATECH GLOBAL, INC. By: /s/ Jennifer Holmgren Name: Jennifer Holmgren Title: Chief Executive Officer AGREED AND ACKNOWLEDGED LANZATECH GLOBAL SPV, LLC By: /s/ Michael F. Solomon Name: Michael F. Solomon Title: Managing Director Address: 970 W. Broadway, Suite E #464 Jackson, WY 83001 Attn: Michael F. Solomon Email: *** With a copy (not constituting notice) to: Weil, Gotshal & Manges LLP 201 Redwood Shores Parkway Redwood Shores, CA 94065-1134 Attn: Matt Stewart Email: ***

WEIL\100538272\10\56309.0004 EXHIBIT A FORM OF ASSIGNMENT (TO BE EXECUTED BY THE REGISTERED WARRANTHOLDER IF SUCH WARRANTHOLDER DESIRES TO TRANSFER A WARRANT) FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto __________________________ Name of Assignee __________________________ Address of Assignee Warrant to purchase ___________ shares of Common Stock held by the undersigned, together with all right, title and interest therein, and does irrevocably constitute and appoint ___________ attorney, to transfer such Warrants on the books of the Company, with full power of substitution. Dated Signature Social Security or Other Taxpayer Identification Number of Assignee

EXHIBIT B FORM OF WARRANT EXERCISE NOTICE (TO BE EXECUTED BY THE REGISTERED WARRANTHOLDER IF SUCH WARRANTHOLDER DESIRES TO EXERCISE A WARRANT) To: LanzaTech Global, Inc. Reference is made to that certain Warrant (the “Warrant”) issued by LanzaTech Global, Inc. (the “Company”) on ___________, 202_ . Capitalized terms used but not otherwise defined herein shall have the respective meanings given thereto in the Warrant. The undersigned Warrantholder hereby elects to exercise the Warrant for ______ Warrant Shares in a Cashless Exercise. The undersigned Warrantholder hereby instructs the Company to issue the applicable number of Warrant Shares in the name of the undersigned Warrantholder. The undersigned Holder hereby represents and warrants to the Company that, as of the date hereof: 1. Experience; Accredited Investor Status. The Warrantholder (i) is an accredited investor as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, (ii) has substantial investment experience and is capable of evaluating the merits and risks of its investment in the Company, (iii) has the capacity to protect its own interests, and (iv) has the financial ability to bear the economic risk of its investment in the Company. 2. Company Information. The Warrantholder has been provided access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition and results of operations which it has requested or otherwise needs to evaluate an investment in the Warrant Shares. It has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. It has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the terms and conditions of this investment and all such questions have been answered to its satisfaction. 3. Investment. The Warrantholder has not been formed solely for the purpose of making this investment and is acquiring the Warrant Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution of any part thereof. It understands that the Warrant Shares have not been registered under the Securities Act or applicable state and other securities laws and are being issued by reason of a specific exemption from the registration provisions of the Securities Act and applicable state and other securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of its representations as expressed herein. 4. Transfer Restrictions. The Warrantholder acknowledges and understands that (i) transfers of the Warrant Shares are subject to transfer restrictions under the federal securities laws and (ii) it may have to bear the economic risk of this investment for an indefinite period of time unless the Warrant Shares are subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available.

Name of Warrantholder: Signature of Authorized Signatory of Warrantholder Name of Authorized Signatory: Title of Authorized Signatory: Date: